Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
14.	Income Taxes
As a result of the Business Combination, WM Technology, Inc. became the sole managing member of WMH LLC, which is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, WMH LLC is not subject to U.S. federal and certain state and local income taxes. Accordingly, no provision for U.S. federal and state income taxes has been recorded in the financial statements for the period prior to June 16, 2021, as this period was prior to the Business Combination.
Following the Business Combination, any taxable income or loss generated by WMH LLC is passed through to and included in the taxable income or loss of its members, including WM Technology, Inc., on a pro rata basis, with the remainder reflected in the line item Income Taxed to Owners of Noncontrolling Interests. WM Technology, Inc. is subject to U.S. federal income taxes, in addition to state and local income taxes with respect to its allocable share of any taxable income of WMH following the Business Combination. The Company is also subject to taxes in foreign jurisdictions.
The components of income (loss) before taxes are as follows (in thousands):
	Years Ended December 31,
	2021	2020	2019
Domestic	$151,987	$38,878	$(4,152)
Foreign	(370)	(48)	5,098
Income before income taxes	151,617	38,830	946
The components of the provision for (benefit from) income taxes are as follows (in thousands):
	Years Ended December 31,
	2021	2020	2019
Current
Federal	$ —	$ —	$ —
State	—	—	—
Foreign	241	—	1,321
	241	—	1,321
Deferred
Federal	(508)	—	—
State	(334)	—	—
Foreign	—	—	—
	(842)	—	—
Total income tax (benefit) expense	$ (601)	$ —	$ 1,321
The change in the Company’s income tax expense from 2020 to 2021 is due to the Business Combination and settlement of a foreign income tax examination. In 2020, the Company was only subject to minimal LLC entity-level and foreign taxes, whereas in 2021 the Company was also subject to U.S. federal and state income taxes on its allocable share of any taxable income or loss generated subsequent to the Business Combination.
The actual income tax expense differs from the expected amount computed by applying the federal statutory corporate tax rate of 21 percent as follows (in thousands):
	Years Ended December 31,
	2021	2020	2019
Federal statutory rate	$ 31,844	$ 8,154	$ 199
State blended statutory rate	8,497	2,176	53
LLC flow-through structure	—	(10,340)	(252)
Income taxed to owners of noncontrolling interests	(21,762)	—	—
Foreign tax impact	227	10	1,321
Change in fair value of warrant liability	(19,669)	—	—
Other permanent items	901	—	—
R&D credit	(751)	—	—
Change in valuation allowance	112	—	—
Total income tax (benefit) expense	$ (601)	$ —	$ 1,321
Effective tax rate	(0.40)%	—%	139.64%
The significant components of the net deferred tax assets are as follows:
December 31, 2021
Deferred tax assets
Investment in partnership	$ 112,543
Tax receivable agreement	34,203
Net operating loss carryovers	4,694
Tax credit carryovers	751
Other	18
Total deferred tax asset	152,209
Less: valuation allowance	(112)
Net deferred tax asset	152,097
As of December 31, 2021, the Company had federal and state net operating loss carry forwards of approximately $17.2 million and $15.5 million, respectively, available to reduce future taxable income, if any. The federal net operating loss carries forward indefinitely and most of the state net operating losses will expire beginning in 2041. The Company also has foreign net operating loss carry forwards of approximately $0.4 million.
As of December 31, 2021, the Company had federal and California research credit carryforwards of $0.6 million and $0.4 million available to reduce future tax. Federal tax credits begin to expire in 2041 and California credits carry forward indefinitely.
Utilization of the net operating loss and tax credit carryforwards may be subject to an annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended and similar state provisions. An “ownership change” would occur for these purposes if one or more stockholders or groups of stockholders, who own at least 5% of the Company’s stock, increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. Utilization of federal net operating loss carryforwards is also limited to 80% of the Company’s taxable income in the year of deduction. In addition, a substantial portion of the Company’s state net operating loss is in California, for which there is a temporary suspension of the utilization of net operating loss carryforwards through 2022.
The Company’s deferred tax asset is primarily attributable to future tax amortization deductions of tax basis created from the Business Combination and future tax receivable agreement (“TRA”) payments. These deferred tax assets generally amortize over 15 years beginning on the payment date. Tax amortization deductions in excess of taxable income from operations result in a net operating loss, which can be carried forward indefinitely for federal tax purposes.
The deferred tax assets are reduced through the establishment of a valuation allowance if, based upon available evidence, it is determined that it is more-likely-than-not that the deferred tax assets will not be realized. Management assesses the available positive and negative evidence, including history of earnings or losses, loss carryback potential, impact of reversing temporary differences, tax planning strategies, and whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. Based on the Company’s recent earnings history as well as anticipated future taxable income, management has concluded that it is more-likely-than-not that the U.S. federal and state deferred tax assets will be realized and that a valuation allowance is not needed. The Company’s valuation allowance increased by $0.1 million during 2021 due to losses in foreign jurisdictions. There was no change in valuation allowance during 2020 or 2019.
The Company follows the provisions of FASB ASC 740-10, Accounting for Uncertainty in Income Taxes. ASC 740-10 prescribes a comprehensive model for the recognition, measurement, presentation and disclosure in financial statements of any uncertain tax positions that have been taken or expected to be taken on a tax return.
The following table reflects changes in the unrecognized tax benefits since January 1, 2021 (in thousands):
December 31, 2021
Gross amount of unrecognized tax benefits as of the beginning of the period	$ —
Decreases related to prior year tax provisions	—
Increases related to current year tax provisions	188
Gross amount of unrecognized tax benefits as of the end of the period	$ 188
As of December 31, 2021, the Company has unrecognized tax benefits of approximately $0.2 million, which would affect its effective tax rate if recognized. It is unlikely that the amount of liability for unrecognized tax benefits will significantly change over the next 12 months. It is the Company’s policy to include penalties and interest expense related to income taxes as a component of other expense and interest expense, respectively, as necessary.
The Company and its subsidiaries file income tax returns with the U.S. federal government, various U.S. states, and several foreign jurisdictions. The Company’s U.S. federal and state tax returns remain open to examination for 2018 through 2021. In addition, tax returns remain open to examination in non-U.S. subsidiaries, including Canada.
Tax Receivable Agreement
The Business Combination was accomplished through what is commonly referred to as an “Up-C” structure, which is often used by partnerships and limited liability companies undertaking an initial public offering. The Up-C structure allows the current WMH equity holders to retain their equity ownership in WMH, an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of post-merger WMH units and provides potential future tax benefits for both WM Technology, Inc. and the post-merger WMH equity holders when they ultimately exchange their pass-through interests for shares of Class A common stock. Additionally, the Company could obtain future increases in its tax basis of the assets of WMH when such units are redeemed or exchanged by the continuing members. This increase in tax basis may have the effect of reducing the amounts paid in the future to various tax authorities. The increase in tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
In connection with the Business Combination, the Company entered into a Tax Receivable Agreement (“TRA”) with continuing members that provides for a payment to the continuing members of 85% of the amount of tax benefits, if any, that WM Technology, Inc. realizes, or is deemed to realize, as a result of redemptions or exchanges of WMH units. In connection with such potential future tax benefits resulting from the Business Combination, the Company has established a deferred tax asset for the additional tax basis and a corresponding TRA liability of 85% of the expected benefit. The remaining 15% is recorded within paid-in capital. To date, no payments have been made with respect to the TRA.